Loans Receivable - Schedule of Loans Receivable (Details) - USD ($)		Sep. 30, 2024	Mar. 31, 2024
Loans Receivable [Abstract]
Receivable due from customers holding US stocks	[1]	$ 2,099,930	$ 519,311
Less: allowance for expected credit loss on receivable due from customers holding US stocks		(11,322)	(11,240)
Total		2,088,608	508,071
Loans receivable	[2]	11,721,697	4,146,564
Total loans receivable		$ 13,810,305	$ 4,654,635

[1]	The balance due from customers holding US stocks represented the purchase price of stock exceeding the deposits paid by customers which traded these US stocks through the Company’s platform. The US stocks were under custody of the Company, and the customers shall fully pay the balance to the Company before they sell these stocks. As of September 30, 2024 and March 31, 2024, the Company had allowance for expected credit loss of $11,322 and $11,240, respectively, against the receivables due from these customers because the fair value of the stocks was below the receivables due from the customers.
[2]	During the second half of the year ended March 31, 2024, the Company launched loan business, which was approved by Hong Kong Licensing Court under the Money Lenders Ordinance. The Company disburses loans to customers for a fixed period and charges interest from the customers. The principal and interest are repayable upon the maturity of the loans. As of September 30, 2024, the loans receivable were comprised of principal of $11,301,556 and interest of $420,141. As of March 31, 2024, the loans receivables were comprised of principal of $4,026,819 and interest of $119,745.